Exhibit 99.1

 NYSE-A: CTGO  BUILDING ALASKA’S   NEXT GOLD MINES   September   2023  Exhibit 99.1

 FORWARD LOOKING STATEMENT  The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101 (NI 43-101). Contango Ore, Inc. (“CORE” or “Contango”) owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. In the United States, mining disclosure is reported under sub-part 1300 of Regulation S-K (“S-K 1300”). Under S-K 1300, the U.S. Securities and Exchange Commission (“SEC”) recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” are substantially similar to international standards. Under S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. CORE prepared an S-K 1300 Report, dated May 12, 2023, based on the FS, that presented mineral resource estimates and mineral reserve estimates for the Manh Choh project as of December 31, 2022 (the "Manh Choh S-K 1300 Report"). CORE prepared an additional S-K 1300 Report, dated May 26, 2023, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Lucky Shot project as of May 26, 2023 (the "Lucky Shot S-K 1300 Report").  Investors are cautioned that while the S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that Peak Gold may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had CORE prepared the mineral reserve or mineral resource estimates under S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that CORE reports are or will be economically or legally mineable.   For more detail regarding the FS, please see CORE's press release dated May 26, 2023: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation.  To view a copy of the Manh Choh S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6470afdaf94d2ac9f93d93e0_SIMS%20Contango%20Manh%20Choh%20Project%20S-K%201300%20TRS%20FINAL%2020230524%20(1)-compressed.pdf . The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation.  To view a copy of the Lucky Shot S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6487270414e64406df8280bb_Contango%20Lucky%20Shot%20Project%20S-K%201300%20TRS%202023-05-26.pdf. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation.

 Alaska considered one of the top 10 jurisdictions in the world for mining investments1  Manh Choh Mine - One of the world’s highest grade open pit gold mines (averaging 8 g/t expected grade)  We believe the following factors significantly de-risk the Manh Choh project:  Agreement in place with Tetlin Alaska Native Tribe  Fully Permitted - All State and Federal permits received   Proven operator for Project - Kinross  Turn-key operation, major contracts in place  Project financing arrangements in place ING/Macquarie Banks - US$70 M  Fully funded to production  Strong cash flow per share (CFPS) expected to start in 2024   Exploration upside  1. See Fraser Institute’s annual survey of mining companies for 2021   Investment Highlights  3

 Lucky Shot Mine – Initial Resource  100% owned  Exploring historic high-grade gold mine  Permitted for mining  106,000 Oz Indicated Resource grading 14.5 g/t Au  Reserves/Resources  Exploration Stage  Fort Knox Mill  Developing Alaska’s Next Gold Mines  4  Manh Choh Mine – Construction underway  Partnership with Kinross (70%) and Contango (30%)  Using existing Fort Knox milling facilities owned by Kinross  Reduced execution risk  Partnership with the Alaska Native Tetlin Tribe (Royalty)

 Institutional  Retail / Others  Directors & Officers (Insiders)  TRADING - NYSE AMERICAN: CTGO1   90-Day Avg. Daily Volume 49,598 shares per day   52-week range US$17.43 - $33.67   Market Cap $174 M  *Russell 3000 Inclusion - June 26, 2023      CAPITAL STRUCTURE2   Issued & Outstanding 9.4 M   Warrants 0.4 M   Options 0.1 M   Fully Diluted 9.9 M      FINANCIAL POSITION2   Cash $30.0 M2  Debt (net) $25.5 M   **On July 26, 2023, the Company closed an equity financing for gross proceeds of $30.4 M   ANALYST COVERAGE    Cantor Fitzgerald Mike Kozak    Roth Capital Partners Mike Niehuser    Fundamental Research Corp. Nina Rose Coderis   Maxim Group Tate Sullivan   Freedom Capital Dilrukh Sharipov        TOP SHAREHOLDERS   Hexagon Asset Management Alaska Future Fund   Tocqueville Asset Management Insiders   GAMCO Investors   1. Approximate amounts reported as of August 29, 2023  2. Approximate amounts reported as of July 31, 2023  Capital Structure  5

 Feasibility in 2022Construction in 2023 Production in 2024Explore 2,800 sq.km area   Development Plan - mine Manh Choh gold ore and then truck and process the ore at Kinross’ Fort Knox Milling Complex  Reduces execution risk to produce gold and silver over 4.5 year mine-life starting second half of 2024  Kinross JV expenses since inception: $63.4 million   Road construction continued through Winter 2022-23 – Ahead of schedule and on budget  $33.6 million Peak Gold H1 2023 budget complete  $136.1 million Peak Gold H2 2023 budget approved - Mine site construction underway     ALL MINE OPERATING PERMITS RECEIVED  MINE SITE CONSTRUCTION UNDERWAY  NEAR-TERM PRODUCTION POTENTIAL & EXPLORATION UPSIDE   Manh Choh Gold Project  6

 Manh Choh Update – Groundbreaking Ceremony   Mining Operations Initiated   7

 Manh Choh Update – Summer Construction Underway  8

 Kiewit selected as mining contractor  Founded in 1884, Kiewit is one of the largest engineering, construction  and mining companies in North America  Mining and Road Haul Contractors Engaged  9  Contracted for Ore Haul   Alaska Business for 35 Years

 10  Mill Modifications at Fort Knox  10

 Using existing infrastructure at Fort Knox, Peak Gold is planning on a H2 2024 start date  Production estimate of 914,000 GEO over a 4.5-years equating to roughly 225,000 gold equivalent ounces (“GEO”) per annum (30% to Contango Ore = +274,000 GEO or 67,500 GEO/Yr)1  Average processed grades expected to be ~8 g/t Au   Capital Costs    Initial $189 million (including $14M Contingency) for Peak Gold – Contango’s Share: $56.8 million   $26 million Capitalized Strip – Contango: $7.8 million    Total Capital Costs to Contango = $64.6 million based on the Manh Choh SK 1300 Report1   Operating Costs - Contango AISC = $1,116/GEO1     Model Assumptions per Contango Manh Choh SK 1300 Report1  1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. he The  Manh Choh Gold Project: Anticipated Economics  11

 1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation.  Manh Choh Grade Comparsion1  12  One of the Highest Grade Open Pit Gold Mines in the World

 Illustrative Economics at Select Gold Prices1  At gold spot price ($1,920/Ounce) as of August 28, 2023   $129 M+ of annual revenue  $54 M+ of annual cash flow  1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation.  Manh Choh Illustrative Economics  13

 1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation.  Manh Choh Cashflow Per Share1  14  Strong Projected Cash Flow per Share

 Main MC  North MC  $3 Million Exploration Program Budgeted for 2023  Continued exploration for New Resources in Chief Danny Area  Further evaluation of 685,000 acre Manh Choh project   Additional regional stream sediment sampling  Geologic mapping   Geophysical surveys including detailed ground gravity survey     Manh Choh Project and Surrounding Targets  15

 DRILLING  SCOPING STUDY  PERMITTING & FEASIBILITY  PRODUCTION  DETAILED DESIGN PROCUREMENT  CONSTRUCTION  Approximately $19 M program in 2021 which included resource in-fill, hydrology, geotechnical, metallurgical engineering; environment and community outreach  Tetlin Tribe indicates their support for the project development plan;  Continued community engagement  Approximately $40 M program in 2022   Kinross Feasibility Study completed and permitting activities are advancing well   Wetlands Dredge and Fill (404) Permit from USACE   Other permits issued by State of Alaska  “Early Works” construction decision announced in July 2022  Road construction/mill modification/camp  Production expected to commence in H2 2024  Image used with permission from Kinross  Community Engagement  Mine Site construction decision with receipt of Mine Operating Plan approved in May 2023  With ~$2 M exploration drilling to potentially expand the mine life  Timeline to Production  16

 1 Hart, C.J.R., 2005. Mid-Cretaceous Magmatic Evolution and Intrusion-related Metallogeny of the Tintina Gold Province, Yukon and Alaska. Unpublished PhD thesis, University of Western Australia, 198 p.  1  Early-Stage Exploration Projects   (100% owned)  Eagle-Hona  Triple Z  Shamrock  Current Focus On    Lucky Shot Mine   Tintina Gold Belt1: >100 Million Ounce Gold Endowment  17

 Coleman Adit  Lucky Shot “500” Adit  War Baby Adit  Looking NNE  Enserch Tunnel  Lucky Shot Vein     15.6 g/t Au = ½ Oz/ton Au1    +1 mile (1.6 km) strike length   and open along strike and down dip  See https://www.contangoore.com/press-release/contango-ore-issues-initial-s-k-1300-resource-technical-report-summary-for-the-lucky-shot-project-alaska-indicated-grades-average-15-g-t  Lucky Shot Vein: Overview  18  Lucky Shot Mine reported 252,000 ozs from 169,000 tons of free-milling ore indicating an average head grade of 40 g/t Au (1.28 oz/ton) with additional production from the Coleman and War Baby mines1.

 Lucky Shot Vein: Ariel View  19  1 The historical production information presented is based upon reports file by the US Geological Survey from information provided by prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information ( see Harlan, et al., 2017 and Stoll, 1997). The historical information may not be representative of future results of the Company’s activities,

 Fully Permitted Active Mine Site   Safety First Approach  Zero LTIs  Lucky Shot: Fully Permitted Mine Site - Safety First   20

 Classification  Tonnes    Au Grade (g/t)  Au Ounces      Measured  -  -  -  Indicated  190,092  15.6  95,036  TOTAL  190,092  15.6  95,036  Inferred  74,265  9.9  23,642  Classification  Tonnes    Au Grade  Au Ounces   (g/t)  Measured  -  -  -  Indicated  36,871  8.9  10,584  TOTAL  36,871  8.9  10,584  Inferred  7,793  5.9  1,468  Coleman  Lucky Shot  War Baby  Murphy  Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mineral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral resources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the following parameters: undiluted gold grades; long term gold price of $US1,600 per ounce; reported as contained within a 3.0 g/t Gold underground shapes and applying a 3.0 meter minimum width at a 4.3 g/t gold cutoff grade (“COG”).  Coleman and Lucky Shot Resources Tables1 Please see S-K 1300 Technical Report Summary on the Lucky Shot Project Alaska, USA  Link: https://www.contangoore.com/investors/overview  Lucky Shot Segment of Lucky Shot Vein  Coleman Segment of Lucky Shot Vein  Combined Segments of Lucky Shot Vein Resources  Classification  Tonnes    Au Grade  Au Ounces   (g/t)  Measured  -  -  -  Indicated  226,963  14.5  105,620  TOTAL  226,963  14.5  105,620  Inferred  82,058  9.5  25,110  Lucky Shot Vein: Oblique View – Looking West  21

 ?  Coleman Segment of Lucky Shot Vein: Infill and Expand Resource   22  Objectives:  Upgrade 100,000 Oz Indicated Resource to Measured Category  Increase M&I Resource to 150,000 Oz  Evaluate Mine Optimization from Enserch Tunnel  Assess continued exploration opportunities   Classification  Tonnes    Au Grade (g/t)  Au Ounces      Measured  -  -  -  Indicated  190,092  15.6  95,036  TOTAL  190,092  15.6  95,036  Inferred  74,265  9.9  23,642  Currently:  Coleman Segment of Lucky Shot Vein  ?

 Oblique View of Lucky Shot Segment – Looking NE  Lucky Shot Vein: Exploration Open Along Strike and Down Dip  23  Classification  Tonnes    Au Grade  Au Ounces   (g/t)  Measured  -  -  -  Indicated  36,871  8.9  10,584  TOTAL  36,871  8.9  10,584  Inferred  7,793  5.9  1,468  Lucky Shot Segment of Lucky Shot Vein

 13,000 Meter In-Fill Drill Program for 15-20 Meter spacing  Looking Southwest  Lucky Shot Vein: Exploration Drill Plan  24  Objective: Outline 400,000 Ounces of Gold Resource  Enserch Tunnel

 THANK YOU  25  Corporate Inquires:info@contangoore.com+1-778-386-6227www.contangoore.com  Twitter: @orecontangoLinkedIn: Contango OREInstagram: ContangoOREFacebook: Contango ORE

 This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources and EBITDA, which are financial measures not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources and EBITDA to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources and EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information that the Company does not have access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA.  NON-GAAP RECONCILIATION DISCLAIMER  26